UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                33-60032               62-1518973
  (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)          File Number)       Identification Number)

1001 Tillman Street, Memphis, Tennessee                        38112
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

Item 2.02.   Results of Operations and Financial Condition.

Attached is Exhibit 99.1 and incorporated herein by reference is a copy of Buckeye Technologies Inc.'s press release, dated August 2, 2005, announcing its financial results for the fiscal quarter and year ended June 30, 2005.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number           Description
--------------           -------------------------------------------------------
     99.1                Press Release of Buckeye Technologies Inc. dated August
                         2, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                                 BUCKEYE TECHNOLOGIES INC.


                                 By: /s/ KRISTOPHER J. MATULA
                                     -------------------------------------------
                                     Kristopher J. Matula
                                     Executive Vice President and Chief
                                     Financial Officer
                                     August 2, 2005